UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report: October 17, 2023
(Date of earliest event reported)

Commission file number	Registrant, State of Incorporation or Organization, Address of Principal Executive Offices and Telephone Number	IRS Employer Identification Number
1-2198	DTE ELECTRIC CO MPANY (a Michigan corporation) One Energy Plaza Detroit, Michigan 4 8226-1279 313-235-4000	38-0478650
333-273931-01	DTE ELECTRIC SECURITIZATION FUNDING II LLC (a Delaware limited liability company) C/O DTE Electric Company One Energy Plaza Detroit, Michigan 48226-1279 313-235-4000	93-2580132

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events
On October 18, 2023, DTE Electric Company (the “Utility”) and DTE Electric Securitization Funding II LLC (the “Issuing Entity”) entered into an Underwriting Agreement with Citigroup Global Markets Inc. as representative of the underwriters identified therein with respect to the purchase and sale of $601,600,000 of Senior Secured Securitization Bonds, Series 2023A (the “Securitization Bonds”), to be issued by the Issuing Entity pursuant to an Indenture and Series Supplement, each to be dated as of November 1, 2023, which are annexed hereto as Exhibits 4.1 and 4.2, respectively, to this Current Report on Form
8-K.
The Securitization Bonds were offered pursuant to the prospectus dated October 18, 2023 (the “Prospectus”). In connection with the issuance of the Securitization Bonds, the Utility and the Issuing Entity also expect to enter into a Securitization Property Servicing Agreement, Securitization Property Purchase and Sale Agreement, Administration Agreement, and Intercreditor Agreement, which are annexed hereto as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively, to this Current Report on
8-K.
Additionally, effective as of October 17, 2023, the Issuing Entity adopted an Amended and Restated Limited Liability Company Agreement (the “A&R LLC Agreement”) in connection with the issuance of the Securitization Bonds. The A&R LLC Agreement, which is described in the Prospectus, was previously approved by the Utility, the sole member of the Issuing Entity. The description of the A&R LLC Agreement in the Prospectus is not complete and is qualified in its entirety by reference to the full text of the A&R LLC Agreement, which is annexed hereto as Exhibit 3.2 to this Current Report on Form
8-K
and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits
(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement among DTE Electric Securitization Funding II LLC, DTE Electric Company and Citigroup Global Markets Inc. as representative for the Underwriters identified therein, dated October 18, 2023

3.2	Amended and Restated Limited Liability Company Agreement, dated as of October 17, 2023, of DTE Electric Securitization Funding II LLC

4.1	Indenture by and among DTE Electric Securitization Funding II LLC and U.S. Bank Trust Company, National Association as the Indenture Trustee and U.S. Bank National Association as a securities intermediary and an account bank (including forms of the Senior Secured Securitization Bonds), to be dated as of November 1, 2023

4.2	Series Supplement by and among DTE Electric Securitization Funding II LLC, U.S. Bank Trust Company, National Association as the Indenture Trustee and U.S. Bank National Association as a securities intermediary and an account bank, to be dated as of November 1, 2023

10.1	Securitization Property Servicing Agreement between DTE Electric Securitization Funding II LLC and DTE Electric Company, as Servicer, to be dated as of November 1, 2023

10.2	Securitization Property Purchase and Sale Agreement between DTE Electric Securitization Funding II LLC and DTE Electric Company, as Seller, to be dated as of November 1, 2023

10.3	Administration Agreement between DTE Electric Securitization Funding II LLC and DTE Electric Company, as Administrator, to be dated as of November 1, 2023

10.4	Intercreditor Agreement by and among DTE Electric Company, DTE Electric Securitization Funding I LLC, DTE Electric Securitization Funding II LLC, The Bank of New York Mellon and U.S. Bank Trust Company, National Association, to be dated as of November 1, 2023

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

DTE ELECTRIC COMPANY

	By:	/s/ Timothy J. Lepczyk
Timothy J. Lepczyk
Dated: October 20, 2023		Assistant Treasurer

DTE ELECTRIC SECURITIZATION FUNDING II LLC

	By:	/s/ Timothy J. Lepczyk
Timothy J. Lepczyk
Dated: October 20, 2023		Secretary